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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97556) of Data Dimensions, Inc. of our report dated February 12, 1997, appearing on page F-2 of Data Dimensions, Inc. Annual Report on Form 10-KSB for the year ended December 31, 1996.

BDO SEIDMAN, LLP

Seattle, Washington
March 25, 1997